SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 30, 2001

LINCOLN NATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

1-6028	35-1140070

(Commission File Number)	(IRS Employer Identification No.)

215-448-1400

(Registrant’s Telephone Number, Including Area Code)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA 19102

(Address of Principal Executive Offices)

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Item 5. Other Events.

On July 30, 2001 Lincoln National Corporation issued a press release announcing the sale of Lincoln National Corporation’s reinsurance business to Swiss Re. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhbit No.	Document

(99)	Additional Exhibits

99.1	Joint press release dated July 30, 2001 by Lincoln National Corporation and Swiss Re regarding the sale of Lincoln National Corporation’s reinsurance business to Swiss Re.

99.2	Lincoln National Corporation, Lincoln Re Investor/Analyst Call Script dated July 30, 2001.

99.3	Sale of Lincoln Re to Swiss Re Transaction Summary dated July 30, 2001.

Item 9. Regulation FD Disclosure. (Effective October 23, 2000.)

On July 30, 2001, Lincoln National Corporation is holding a conference call and Webcast in connection with the company’s announcement of the sale of Lincoln National Corporation’s reinsurance business to Swiss Re. Copies of the script and related slide presentation are filed as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincoln National Corporation

(Registrant)

Date	July 30, 2001	By	/s/ Richard C. Vaughan

(Signature) Executive Vice President and
Chief Financial Officer

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